                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT

                  THIS AGREEMENT is made as of the 2nd day of March, 2000, by and between ILEX Oncology, Inc., a corporation organized under the laws of the State of Delaware, with its principal offices at 11550 I.H. 10 West, Suite 100, San Antonio, Texas 78230 (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                  SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 3,000,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company.

                  SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                                 Price Per
      Number to Be               Share In                 Aggregate
       Purchased                  Dollars                   Price
      ------------               ---------                ---------



                  The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean the Prudential Vector Healthcare Group, a unit of Prudential Securities Incorporated.

                  SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following notification by the Securities and Exchange Commission (the "Commission") to the Company of the Commission's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

                  At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) thereof and Rule 506 thereunder. The Company will promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement becomes effective. The name(s) in which the stock certificates are to be registered are set forth in the Registration Statement Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:
(a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the Commission has notified the Company of the Commission's willingness to declare the Registration Statement effective on or prior to the 75th day after the date such Registration Statement was filed by the Company; and (b) the accuracy in all material respects of the representations and warranties made by the Company herein, and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

                  SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby warrants to, and covenants with, the Purchaser as follows:

                  4.1. The Company and each of its Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of the state of the jurisdiction of its incorporation. The Company and each such subsidiary or other entity controlled directly or indirectly by the Company (collectively, "Subsidiaries") is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company (a "Material Adverse Effect").

                  4.2. The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect as described in the November Registration Statement (as defined above), except where the lack of such Permits, individually or



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
in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                  4.3. The financial statements of the Company (including all notes and schedules thereto) incorporated by reference in the confidential offering memorandum dated February 29, 2000 prepared by the Company, including all Exhibits (except this Agreement), supplements and amendments thereto (the "Offering Memorandum"), present fairly the financial position, the results of operations, the statements of cash flows and the statements of stockholders' equity and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. The summary and selected financial data incorporated by reference in the Offering Memorandum present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements incorporated in the Offering Memorandum.

                  4.4. Arthur Andersen LLP, whose reports are incorporated by reference as a part of the Company's Registration Statement on Form S-3 (No. 333-87721), as amended (the "November Registration Statement"), are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the published rules and regulations thereunder (the "Rules and Regulations").

                  4.5. The Company and each of its Subsidiaries own or possess adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") described in the Offering Memorandum as being owned by them necessary for the conduct of their businesses. Neither the Company nor any of its Subsidiaries has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

                  4.6. The Company and each of its Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property described in the Offering Memorandum as being owned by them. Any real property and buildings described in the Offering Memorandum as being held under lease by the Company and each of its Subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Offering Memorandum, or would not have a Material Adverse Effect.



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                  4.7. There are no litigation or governmental proceedings to which the Company or its Subsidiaries is subject or which is pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries, which, individually or in the aggregate, might have a Material Adverse Effect, affect the consummation of this Agreement or which are required to be disclosed in the Offering Memorandum.

                  4.8. Subsequent to the respective dates as of which information is given in the Offering Memorandum, except as described therein,
(i) there has not been any material adverse change with regard to the assets or properties, business, results of operations or financial condition of the Company, (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet incorporated by reference in the Offering Memorandum, except as reflected therein neither the Company nor any of its Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                  4.9. There is no document, contract or other agreement of a character required to be described in the November Registration Statement or to be filed as an exhibit to the November Registration Statement which was not described or filed as required by the Securities Act or the Rules and Regulations. Each description of a contract, document or other agreement in the November Registration Statement accurately reflects in all respects the terms of the underlying document, contract or agreement. Each agreement described in the November Registration Statement is in full force and effect and is valid and enforceable by and against the Company or a Subsidiary, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, except those agreements, if any, which have expired in accordance with their own terms. Neither the Company nor a Subsidiary, if a Subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or a Subsidiary, if a Subsidiary is a party thereto, of any other agreement or instrument to which the Company or a Subsidiary is a party or by which the Company, the Subsidiaries or their properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                  4.10. Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

                  4.11. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries or violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect and except for such events which would not have a Material Adverse Effect.

                  4.12. The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Offering Memorandum. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock or any shares of capital stock of its Subsidiaries or any such rights pursuant to their charter or by-laws or any agreement or instrument to or by which the Company or any of its Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Offering Memorandum, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Offering Memorandum. All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and, other than as described in the November Registration Statement, are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Offering Memorandum.

                  4.13. No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement.



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
                  4.14. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. The Agreements and the transactions contemplated hereby and thereby have been duly and validly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

                  4.15. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                  4.16. Other than transactions occurring in the ordinary course of business, no transaction has occurred between or among the Company and any of its officers, directors or five percent stockholders or any affiliate or affiliates of any such officer, director or five percent stockholders that should be described in and is not described in the Offering Memorandum.

                  4.17. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                  4.18. The Company and its Subsidiaries have filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audit or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its Subsidiaries.

                  4.19. Prior to the Closing Date, the Shares will be listed for trading on the Nasdaq National Market.

                  4.20. The books, records and accounts of the Company and each of its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and each of its



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
Subsidiaries. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  4.21. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Offering Memorandum; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary of the Company has reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

                  4.22. Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") has been obtained or made and is in full force and effect.

                  4.23. There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Offering Memorandum or otherwise disclosed.

                  4.24. (i) Each of the Company and its Subsidiaries are in compliance in all material respects with all rules, laws and regulations relating to the development, testing, manufacturing, sale and distribution of pharmaceuticals and other products regulated by the U.S. Food and Drug Administration, or similar state or foreign government agency, the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and its Subsidiaries have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

                  4.25. In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

                  4.26. The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Offering Memorandum, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  4.27. The Company, its Subsidiaries or any other person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its Subsidiaries has not, directly or indirectly, while acting on behalf of the Company or any of its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  4.28. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects as of their respective final dates:

         (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         (b) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999;

         (c) the Company's Proxy Statement for the 1999 Annual Meeting of Stockholders;



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
         (d) the Company's Current Report on Form 8-K filed July 30, 1999,

         (e) the Company's Current Report on Form 8-K/A filed on September 21, 1999,

         (f) the Company's Current Report on Form 8-K filed on February 24,
             2000;

         (g) the Company's prospectus dated November 23, 1999 included as part of the November Registration Statement;

         (h) the Registration Statement;

         (i) the Offering Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

         (j) all other documents, if any, filed by the Company with the Securities and Exchange Commission since September 30, 1999 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  4.29. Prior to and as a condition to the Closing, (i) Fulbright & Jaworski LLP, counsel to the Company, will deliver its legal opinion to the Purchasers in a form acceptable to the Placement Agent and its counsel and (ii) Albert Jecminek, Vice President of Business Development and Intellectual Property counsel of the Company, will deliver its legal opinion to the Purchasers as to certain intellectual property matters in form and substance reasonably satisfactory to the Placement Agent and its counsel. Each such opinion shall also state that the Placement Agent may rely thereon as though it were addressed directly to the Placement Agent.

                  4.30. At the Closing, the Company will deliver to the Purchasers a certificate executed by the President and the Chief Financial Officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and that the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

                  SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except (1) by delivering to the transferee thereof a copy of the most recent prospectus related to the Shares provided to the Purchaser by the Company or (2) pursuant to the exemption from registration provided by Rule 144 of the Securities Act; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Offering Memorandum and the documents included therein and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

                  (b) The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without delivering to the transferee thereof a copy of the most recent prospectus related to the Shares provided to the Purchaser by the Company, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless pursuant to a valid exemption under the Securities Act or unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Notice of Transfer: (i) in the form of Appendix II hereto, (ii) executed by a broker, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B) the requirement of delivering a current prospectus (the most recent prospectus related to the Shares provided to the Purchaser by the Company) has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

                  (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

                  SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

                  SECTION 7. Registration of the Shares; Compliance with the Securities Act.

                  7.1 Registration Procedures and Expenses. The Company shall:

                  (a) as soon as practicable, prepare and file with the
                      Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                  (b) use its reasonable efforts, subject to receipt of
                      necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 75 days after the Registration Statement is filed by the Company;

                  (c) promptly prepare and file with the Commission (and provide notice to the Purchaser of any such filing) such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement or (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

                  (d) furnish to the Purchaser with respect to the Shares
                      registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

                  (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

                  (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

                  The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the Registration Statement has been included as an exhibit to the Offering Memorandum and a questionnaire related thereto to be completed by the Purchaser is attached hereto as Appendix I.

                  7.2 Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

                  7.3 Indemnification. For the purpose of this Section 7.3:

                  (i) the term "Purchaser/Affiliate" shall mean any affiliates of the Purchaser and any officer, director, trustee or other person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in
                       Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities

Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in the light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any material inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting sale of the Shares, or (iii) the inaccuracy of any representations or warranties made by such Purchaser herein, or (iv) or any failure of such Purchaser to perform its obligations hereunder, or (v) any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to such Purchaser prior to the pertinent sale or sales by such Purchaser.

                  (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person") against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or a Controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Shares or
(ii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iii) any failure of such Purchaser to perform its obligations hereunder or (iv) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the prospectus, or any amendment or supplement thereto, or (v) the omission or alleged omission to state in the Registration Statement, the prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or Controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing all of the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative fault of the Company and such Purchaser in connection with the statements or omissions or inaccuracies in the Registration Statement, the prospectus, any amendment or supplement thereto, or the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and such Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and such Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7.3 were determined solely by pro rata allocation (even if each Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. The liability of each Purchaser hereunder shall be limited to an amount equal to the Purchaser's purchase price for the Shares. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the difference between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's obligations to contribute pursuant to this Section 7.3 are several and not joint.

                  7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser, upon its request:

                  (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within the later of (i) 120 days after the end of each fiscal year of the Company or (ii) the date six weeks prior to the Company's annual meeting), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of the Purchaser, its Annual Report on Form 10-K,
                      (iii) upon the request of the Purchaser, its Quarterly Reports on Form 10-Q, (iv) upon the request of the Purchaser, its Current Reports on Form 8-K, and (v) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

                  (b) all exhibits excluded by the parenthetical to subparagraph
                      (a)(v) of this Section 7.5; and

                  (c) a reasonable number of copies of the prospectuses to
                      supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

                  SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

                  SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                  (a) if to the Company, to:

                                    ILEX Oncology, Inc.
                                    11550 I.H. 10 West, Suite 100
                                    San Antonio, Texas  78230
                                    Attention:  Ronald G. Tefteller
                                    Facsimile:  (210) 949-8390

                      with a copy to:

                                    Fulbright & Jaworski LLP
                                    300 Convent Street, Suite 2200
                                    San Antonio, Texas  78205
                                    Attention:  Philip Renfro, Esq.
                                    Facsimile:  (210) 270-7205

                      or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

                  (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

                  SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

                  SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

                  SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

                  SECTION 16. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                                       ILEX ONCOLOGY, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


Print or Type:
                                       Name of Purchaser
                                        (Individual or Institution):

                                       -----------------------------------------

                                       Name of Individual representing
                                        Purchaser (if an Institution):

                                       -----------------------------------------

                                       Title of Individual representing
                                        Purchaser (if an Institution):

                                       -----------------------------------------


Signature by:
                                       Individual Purchaser or Individual
                                        representing Purchaser:

                                       -----------------------------------------

                                       Address:
                                               ---------------------------------

                                       Telephone:
                                                 -------------------------------

                                       Facsimile:
                                                 -------------------------------

                    SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Purchase Agreement which follows)


A. Complete the following items on BOTH Purchase Agreements:

         1. Page 19 - Signature:

                  (i)   Name of Purchaser (Individual or Institution)

                  (ii) Name of Individual representing Purchaser (if an Institution)

                  (iii) Title of Individual representing Purchaser (if an
                        Institution)

                  (iv) Signature of Individual Purchaser or Individual representing Purchaser

         2. Appendix I - Registration Statement Questionnaire:

            Provide the information requested by the Registration Statement Questionnaire.

         3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

                           Prudential Vector Healthcare Group
                           1751 Lake Cook Road, Suite 350
                           Deerfield, Illinois  60015
                           Attention:  Mr. Charlie Hoffmann

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

                                                                      APPENDIX I

                              IILEX ONCOLOGY, INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

         The undersigned (the "Selling Stockholder") a purchaser of Common Stock (the "Registrable Shares") of ILEX Oncology, Inc. (the "Company") purchased pursuant to the Purchase Agreement, dated as of March __, 2000 by and between the Company and the Selling Stockholder (the "Purchase Agreement"), hereby elects to include in the Registration Statement for the registration and resale of the Registrable Shares, the Registrable Shares listed below in Item (3) (unless otherwise specified under Item 3). The undersigned agrees to be bound with respect to such Registrable Shares by the terms and conditions of this Registration Statement Questionnaire and the Purchase Agreement.

         Upon any sale of Registrable Shares pursuant to the Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), the Selling Stockholder will be required to deliver to the Company the Notice of Transfer set forth in Appendix II attached hereto (completed and signed) and hereby undertakes to do so.

         The Selling Stockholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                  (1) (a) Full Legal Name of the Selling Stockholder:

                      ----------------------------------------------------------


                      (b) The exact name that the Registrable Shares are to be registered in (if not the same as in (a) above) (this is the name that will appear on your stock certificate (s)). The Selling Stockholder may use a nominee name if appropriate:

                      ----------------------------------------------------------

                      (c) Full Legal Name of Registered Holder (if not the same as in (a) above) of the Registrable Shares listed in (3) below:

                      ----------------------------------------------------------


                  (2) Address and Telephone Numbers for the Selling Stockholder:

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      Telephone:
                                ------------------------------------------------

                      Facsimile:

                                 -----------------------------------------------

                      Contact Person:

                                      ------------------------------------------

                  (3) Beneficial Ownership:

                      Fill in the number of shares of Common Stock owned of record and beneficially (see definition) by the Selling
                      Stockholder:


                                                  Of Record         Beneficially
                                                  -----------       ------------
    Common Stock (other than the Registrable
    Shares to be included in the Registration
    Statement)
                                                  -----------       ------------



    Registrable Shares to be included in
    the Registration Statement
                                                  -----------       ------------





         (a) Fill in the number of shares to which the Selling Stockholder disclaims beneficial ownership (see definition)

             -----------------------------------------------

         (b) Reason for disclaiming beneficial ownership (see definition) in (a) above, if applicable:

             -----------------------------------------------

             -----------------------------------------------

             -----------------------------------------------

         (4) Other securities of the Company owned by the Selling Stockholder:

         Except as set forth below and under Item (3) above, the undersigned Selling Stockholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.


         State any exceptions here:
                                   ---------------------------------------------

         -----------------------------------------------------------------------


         (5) Relationships with the Company:

             Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers (see definition), directors or principal stockholders (5% or more) has held any position or office or has had any other material (see definition) relationship with the Company (or its predecessors or affiliate) during the past three years.

         State any exceptions here:
                                   ---------------------------------------------

         -----------------------------------------------------------------------

         (6) Plan of Distribution:

             Except as set forth below, the undersigned Selling Stockholder intends to distribute the Registrable Shares pursuant to the Registration Statement only as follows: All or a portion of such Registrable Shares may be sold from time to time directly by the undersigned Selling Stockholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Shares may be listed or quoted at the time of sale, (ii) in the over-the-counter market or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Stockholder may also loan or pledge Registrable Shares to broker-dealers that in turn may sell such securities.

         State any exceptions here:
                                   ---------------------------------------------

         -----------------------------------------------------------------------

         (7) NASD Matters:

         A. Do you know of any information pertaining to underwriting compensation and arrangements (see definition) or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Company or any parent, subsidiary or Controlling (see definition) shareholder thereof on the other hand?

         Answer:  [   ] Yes    [   ] No     If "yes," please describe




           ----------------------------------------------------------


         B. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

         Answer:  [   ] Yes    [   ] No     If "yes," please describe




           ----------------------------------------------------------


         C. Have you been an underwriter, or a Controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter, for securities of the Company?

         Answer:  [   ] Yes    [   ] No     If "yes," please describe




           ----------------------------------------------------------


         D. If the answer to either Question B or C above is "yes," set forth below information as to all purchases and acquisitions (including contracts for purchase or acquisition) of securities of the Company by you during the last 18 months, as well as to all proposed purchases and acquisitions which are to be consummated in whole or in part within the next 12 months.

SELLER OR        AMOUNT AND                              DESCRIPTION
PROSPECTIVE      NATURE OF       PRICE OR OTHER          OF
SELLER           SECURITIES      CONSIDERATION DATE      RELATIONSHIP


         E. Set forth below information as to all sales and dispositions (including contracts to sell or to dispose) of securities of the Company during the last 18 months by you to any NASD Member (see definition) or any Person Associated with a Member of the NASD (see definition) or any Underwriter or Related Person (see definition) as well as to all proposed sales and dispositions by you to such persons which are to be consummated by you in whole or in part within the next 12 months. Also set forth below a description of the relationship, affiliation or association of you and, if known, the other party or parties to the above transactions with an underwriter or other person or entity "in the stream of distribution" with respect to the offering.


BUYER OR         AMOUNT AND                              DESCRIPTION
PROSPECTIVE      NATURE OF       PRICE OR OTHER          OF
BUYER            SECURITIES      CONSIDERATION DATE      RELATIONSHIP




         F. If you have had during the last 18 months, or are to have within the next 12 months, any transactions of the character referred to in Question D or E of this Section, describe briefly below the relationship, affiliation or association of both you and, if known, the other party or parties to any such transaction with an underwriter or other person or entity "in the stream of distribution" with respect to the proposed transaction. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a "private investment group," such as a hedge fund or other group of purchasers, furnish, if known, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

         Description:

         The Selling Stockholder acknowledges that it understands it obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, relating to stock manipulation, particularly Regulation M thereunder (or any successor rules), in connection with the offering of its Registrable Shares covered by the Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf, will sell or purchase any securities of the Company in violation of such provisions, so long as the Registrable Shares beneficially owned by it are being offered pursuant to the Registration Statement.

         In the event that the Selling Stockholder transfers all or any portion of the Registrable Shares listed in Item (3) above after the date on which such information is provided to the Company, the Selling Stockholder agrees to notify the transferee(s) at the time of the transfer of the transferee(s) rights and obligations under this Registration Statement Questionnaire and the Purchase Agreement.

         By signing below, the Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement and related prospectus. The Selling Stockholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related prospectus and any amendments or supplements thereto.

         The undersigned Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement is in effect. All notices hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, as follows:

                  (i) To the Company



                      ILEX Oncology, Inc.

                      11550 I.H. West, Suite 100,

                      San Antonio, Texas  78230-1064

                      Attention:
                                --------------------

                      Facsimile:
                                --------------------

                  (ii) With a copy to:

                       Fulbright & Jaworski LLP

                       300 Convent Street, Suite 2200

                       San Antonio, Texas  78205

                       Attention:
                                 --------------------

                       Facsimile:
                                 --------------------


         Once this Registration Statement Questionnaire is executed by the Selling Stockholder and received by the Company, this Registration Statement Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Stockholder (with respect to the Registrable Shares beneficially owned by such Selling Stockholder and listed in Item (3) above).

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Registration Statement Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:
      ---------------------------         --------------------------------------
                                                   Selling Stockholder
                                          (Print/type full legal name of Selling
                                                      Stockholder)


                                          By:
                                              ----------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A

                                   DEFINITIONS

       For purposes of the representations made in this Registration Statement Questionnaire, the following definitions shall be applicable:

       Arrangement. The term "arrangement" means any plan, contract, agreement, authorization or arrangement, whether or not set forth in writing.

       Beneficial Ownership. The term "beneficially owned" as applied to an interest in securities means (a) any direct or indirect interest in the securities which entitles you to any of the rights or benefits of ownership, even though you are not the holder or owner of record or (b) securities owned by you or to which you have a right to acquire, directly or indirectly, including those held for your own benefit (regardless of how registered) or securities held by others for your own benefit (regardless of how registered), such as custodians, brokers, nominees, pledgees, etc. and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, etc., and securities held in the name of your spouse, minor children and any relative (sharing the same home). "Beneficial ownership" includes having or sharing, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise:

       (1) voting power which includes the power to vote, or to direct the voting of, such security; and/or

       (2) investment power which includes the power to dispose, or to direct the disposition, of such security. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) of the Exchange Act, is deemed for purposes of such section to be the beneficial owner of such security.

       The Securities and Exchange Commission (the "SEC") has expressed the view that a person may be regarded as the beneficial owner of securities which are held in the name of such person's spouse, minor children or other relatives (including relatives of the person's spouse) who share the person's home if the relationship which exists results in such person obtaining benefits substantially equivalent of ownership of the securities.

       The SEC has expressed the view that a person may be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; (3) pursuant to the right to revoke a trust, discretionary account or similar arrangements; or (4) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

       If you have any reason to believe that any interest in securities of the Company, however remote, which you or the above-described relatives may have is a beneficial interest, please describe such interest.

       Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

       Group. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose the acquiring, holding or disposing of securities of the Company.

       Material. The term "material," when used in this Registration Statement Questionnaire to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters as to which there is a substantial likelihood that a reasonable investor would attach importance in determining whether to purchase securities of the Company. The materiality of any relationship is to be determined on the basis of the significance of the information to investors in light of all of the circumstances of the particular case. The importance of the relationship, the relationship of the parties to the transaction with each other and the amount involved in the transaction are among the factors to be considered in determining the significance of the information to investors. If you have any question as to whether or not a matter is "material," please describe the matter, and, if such is the case, state your belief that the matter is not "material."

       NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

       Officers. The term "officers" means that of the president, secretary, treasurer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Company.

       Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

       Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                     APPENDIX II

              BROKER'S NOTICE OF TRANSFER OF SECURITIES PURSUANT TO
                             REGISTRATION STATEMENT

ILEX Oncology, Inc.
11550 I.H. 10 West, Suite 100,
San Antonio, Texas 78230-1064

Fulbright & Jaworski LLP
300 Convent Street, Suite 2200
San Antonio, Texas 78205
Attention: Darin M. Lippoldt

Re: ILEX Oncology, Inc.

Ladies and Gentlemen:

Please be advised that_________________________has transferred___________shares (the "Shares") of Common Stock on______________________(date), pursuant to the Registration Statement on Form S-3 (File No. 333-____________) filed by ILEX Oncology, Inc:

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Shares is named as a selling stockholder in the prospectus dated ____________________ or in amendments or supplements thereto, and that the aggregate number of shares of Common Stock transferred are [a portion of] the Common Stock listed in such owner's name.

Dated:
      ------------------------
                                   Very truly yours,


                                   ------------------------------

                                   Name:
                                   Title:



                                      II-1